UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

Halton Universal Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada 333-192156 46-1204713 (State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

600 Brickell World Plaza, Suite 1775, Miami, FL 33132
(Address of principal execute offices, including zip code)

(347) 717-4966

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 29, 2014 (the "Closing Date"), Elena Shmarihina and Alexander Averchenko, the two controlling shareholders of Halton Universal Brands, Inc. (the “Registrant” or “HNVB”) who owned 4,000,0000 shares of HNVB restricted common stock, sold those shares to World Assurance Group, Inc. (“WDAS”) for $60,000. Additionally, WDAS entered into and closed on various other stock purchase agreements with certain other HNVB shareholders to purchase a total of 3,095,000 shares of common stock of HNVB in exchange for $318,000.  All HNVB shares purchased by WDAS are and will be "restricted securities" as such term is defined the Securities Act of 1933, as amended (the "Securities Act"). The Stock Purchase Agreements contained customary representations and warranties with respect to WDAS, the HNVB selling shareholders and the Registrant, as applicable.

Simultaneously with the Closing, WDAS and two of its wholly owned subsidiaries, World Global Group, Inc. (“WGG”) and World Global Assets, ("WGA"), entered into a Purchase And Intercompany License Agreement with HNVB whereby (i) WGA is licensing certain intellectual property related to WGA’s ‘SPACE’ technology and brand to HNVB pursuant to a License Agreement, (ii) WGG is subleasing certain real estate to HNVB, and (iii) WGA is transferring $2,000,000 to HNVB in exchange for 8,000,000 shares of HNVB restricted common stock.

WDAS is currently listed on the pink sheets operated by OTC Markets, Inc. and is a holding company that operates through four wholly owned subsidiaries: Cellad Inc., a digital media company based in Ireland operating in the global mobile advertising industry, World Global Group Inc. (WGG), an intellectual property licensing company based in Miami, Florida, World Global Assets Pte. Ltd. (WGA), based in Singapore and which owns the Wor(l)d Global Network Pte Ltd brands, trademarks, technology and Intellectual Property, and now Halton Universal Brands, Inc., which is licensing the SPACE technology and other intellectual property from WGA and intending to commercialize and sell the SPACE technology.

SPACE is a wearable technology; it is a wearable computer that connects to “Lumina Glasses”, which are  binocular display glasses. SPACE is wearable because it has micro dimensions of only 3”.   SPACE is also a brand used for a Cloud Based Media and Communication platform built to provide communication services, such as VideoConference, Webinar, VoiP (Ip Telephony) and Media Distribution Content Platform.  The SPACE technology has been perpetually licensed to HNVB in exchange for a one time fee of $2,000,000 and a fee of $100 for each unit of Space Computer produced and sold by HNVB.

Additionally, Mr. Fabio Galdi was named as the Registrant's Chief Executive Officer, President, Secretary and appointed as Chairman of the Board of Directors as of the Closing Date.  Alfonso Galdi was named to act as the new Chief Financial Officer and Treasurer of HNVB, and appointed as a Member of the Board of Directors of the Registrant, and Alessandro Senatore was named to act as the new Chief Operating Officer and appointed as a Member of the Board of Directors of the Registrant.  Elena Shmarihina resigned as the Registrant's Chief Executive Officer, President and as a member of the Board of Directors of HNVB effective as of the

Closing Date, and Alexander Averchenko has resigned as Treasurer, Secretary, C.F.O., Principal Accounting Officer, Principal Financial Officer and as a Member of the Board of Directors of HNVB.

The issuance of the shares of Common Stock pursuant to the Stock Purchase Agreements and the Purchase and Intercompany License Agreement are exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act ("Regulation D"). The Registrant made this determination based on the representations of WDAS that WDAS is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Registrant.

The foregoing description of the Stock Purchase Agreements and the Purchase and Intercompany License Agreement and the transactions and further agreements thereunder does not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Purchase Agreements, as amended and the Purchase and Intercompany Release Agreement. A copy of the Stock Purchase Agreements, as amended, the Purchase and Intercompany Release Agreement and the Officer and Director Resignation Letters are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 10.1, 17.1, 17.2, 17.3 and 17.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 1.02 by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information provided by Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.01 by reference.

As of the Closing Date and the date of this Report, WDAS owns 15,095,000 shares of the Registrant’s Common Stock, or approximately 99% of the all of the outstanding shares of the Registrant's Common Stock. World Payment Solutions Ltd., a company of which Mr. Fabio Galdi has dispositive voting and investment control, owns approximately 94% of WDAS.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As of the Closing Date, Elena Shmarihina resigned as the Registrant's President and Chief Executive Officer, and as a member of the Registrant's Board of Directors. Ms. Shmarihina did not hold any position on any committees of the Board of Directors at the time of her resignation. Her resignation was not as a result of any disagreements with the Registrant.   Additionally, as of the Closing Date, Alexander Averchenko has resigned as Treasurer, Secretary, C.F.O., Principal Accounting Officer, Principal Financial Officer and as a Member of the Board of Directors of the Company. Mr. Averchenko did not hold any position on any committees of the Board of Directors at the time of his resignation. His resignation was not as a result of any disagreements with the Registrant.

As of the Closing Date and simultaneously with Ms. Shmarihina’s and Mr. Averchenko’s resignations, Mr. Fabio Galdi was named the Registrant's Chief Executive Officer, President and Secretary, and appointed as Chairman of the Board of Directors. Additionally, Alfonso Galdi was named to act as the new Chief Financial Officer and Treasurer, and appointed as a Member of the Board of Directors, and Alessandro Senatore was named to act as the new Chief Operating Officer and appointed as a Member of the Board of Directors.

Fabio Galdi:   On October 29, 2014 Mr. Fabio Galdi was named the Registrant's Chief Executive Officer, President and Secretary, and appointed as Chairman of the Board of Directors. Mr. Galdi has also served as Chairman of the Board, Chief Executive Officer and Secretary of World Assurance Group, Inc. since March 5, 2014.  Mr. Galdi is a computer science and telecommunications expert. He graduated in 1992 from the Technical and Industrial College at ITIS G.Marconi, Italy with a degree in Computer Science.

Mr. Galdi began his career as an Internet and technology entrepreneur.  On March 18, 1994, he created and was named CTO of the People's Network, an Internet start-up in Europe that became Italy’s second largest ISP and the fifth largest in Europe. He set up a franchising organization with more than 60 Point of Presences (PoPs) throughout the territory and he expanded his activity into the UK in 1996. In November of 1997 he successfully exited this business.

Mr. Galdi subsequently founded Mecotek International on May 15, 1997, an IT company based in Singapore. At Mecotek International, he served as President and Chairman of the Board and was responsible for Product Strategy. In 2001, Mecotek formed two manufacturing plants in China and one in Thailand in 2002. At this time, he led Mecotek to partner with Italy’s public administration to undertake one of their biggest custom-made, personal computer project, valued at more than 60 Million Euros.

In early 2005, he founded his first Network Marketing company specializing in Telecommunication, Telme Communication Pte Ltd, and created one of the first retail, fixed and mobile-VoIP platforms, launching as one of the first consumer-based VoIP applications in Europe, Russia and Latin America. Within 3 years, he had operations in more than 50 countries, with more than 250,000 subscribers and 75,000 distributors, thanks to the innovative Multidimensional Marketing business model that topped more than $100 million dollars in revenue.  Mr. Galdi resigned from this company on December 10, 2009.

Today, Mr. Galdi is also the President and CEO of World Global Network Pte Ltd, a multinational company based in Singapore that conducts direct selling business related to new opportunity technologies and communications products.  Mr. Galdi was appointed President and CEO of World Global Network Pte Ltd on November 10, 2010.

Alfonso Galdi.  On October 29, 2014, Alfonso Galdi was named to act as the new Chief Financial Officer and Treasurer, and appointed as a Member of the Board of Directors of the Registrant. Mr. Alfonso Galdi has also served as Chief Financial Officer and a member of the Board of Directors of World Assurance Group, Inc. since March 5, 2014.  Alfonso Galdi has a  career spanning more than 20 years.

Currently, Alfonso Galdi is also CFO of World Global Network PLC, a multinational public company based in the UK. At the early stage of his career, Alfonso founded Microsys Informatica in 1994 (a retail IT distribution company), which he left on October 22, 1996  Mr. Alfonso Galdi then went on September  10, 2002 to become the Managing Director at one of Italy’s top IT manufacturer and wholesaler companies, Mecotek Italia Spa and subsequently contributed to building and managing successful businesses, by building company revenues to over $100 million.  Alfonso Galdi left Mecotek Italia Spa on October 27, 2004.

Mr. Galdi holds a Computer Science degree from the Technical and Industrial College at ITIS G.Marconi, Italy.

Alessandro Senatore.  On October 29, 2014, Mr. Alessandro Senatore was named to act as the Registrant’s Chief Operating Officer and appointed as a Member of the Board of Directors. Mr. Senatore has also served as the Chief Operating Officer and board member of World Assurance Group, Inc. since March 5, 2014.  Alessandro Senatore holds a degree in Computer Science from the Technical and Industrial College ITIS B.Focaccia (Salerno, Italy) and a PhD in Computer Science in 2004 at the University of Salerno (Italy).

From 1 March 2001 to 28 February 2004, Mr. Senatore ran his first business, PubliRete, an IT company developing web portals and communication solutions over main media networks.

From 4 March 2004 until 31 December 2005 he joined CRMPA (Research Center in Pure Mathematic Applied), a university research center working on mathematic models applied in new Information Technology concepts and also working on projects related to adaptive E-Learning.

In 2006, his interests brought him into the area of Business Intelligence at Sis-temi Corporation, exactly from January of 2006 until June of 2007, where he was project manager. There, he developed applications for various important corporations, helping them to follow their business by controlling growth and risk factors.  From July of 2007 until December of 2010, Alessandro Senatore worked in the industry of network marketing and telecommunication in the role of CTO.

Currently, and as of 5 January 2011, Mr. Senatore is also the COO, a Board Member and co-founder at World Global Network PLC, a multinational public company based in the UK, that conducts direct selling business related to new opportunity, technologies and communications products.

FAMILY RELATIONSHIPS

There are no family relationships between any of the Registrant's directors or officers and WDAS or its directors or officers, other than Fabio Galdi and Alfonso Galdi, who are brothers.

RELATED PARTY TRANSACTIONS

The information provided by Items 1.01 and 5.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02 by reference.

COMPENSATORY ARRANGEMENTS

The information provided by Items 1.01 and 5.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02 by reference.

ITEM 9.01. FINANCIAL EXHIBITS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of business acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 9.01(a)(1) within seventy-one days after the due date of this Current Report on Form 8-K.

(b) Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01(b)(1) within seventy-one days after the due date of this Current Report on Form 8-K.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Exhibit Description
2.1	Stock Purchase Agreement between World Assurance Group, Inc., Elena Shmarihina and Halton Universal Brand, Inc.
2.2	Stock Purchase Agreement between World Assurance Group, Inc., Alexander Averchenko and Halton Universal Brand, Inc.
2.3	Amendment No. 1 to Stock Purchase Agreement between World Assurance Group, Inc., Elena Shmarihina and Halton Universal Brand, Inc.
2.4	Amendment No. 1 to Stock Purchase Agreement between World Assurance Group, Inc., Alexander Averchenko and Halton Universal Brand, Inc.
10.1	Purchase and Intercompany License Agreement between World Assurance Group, Inc., World Global Group, Inc., World Global Assets, Inc. and Halton Universal Brands, Inc. dated October 29, 2014
17.1	Resignation Letter of Elena Shmarihina as Officer dated October 29, 2014
17.2	Resignation Letter of Elena Shmarihina as Director dated October 29, 2014
17.3	Resignation Letter of Alexander Averchenko as Officer dated October 29, 2014
17.4	Resignation Letter of Alexander Averchenko as Director dated October 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2014 Halton Universal Brands, Inc. (Registrant) By: /s/ Fabio Galdi ---------------------------------- Fabio Galdi Chief Executive Officer

EXHIBIT 2.1

STOCK PURCHASE AGREEMENT

This stock purchase agreement (“Agreement”), dated as of October 14, 2014, is entered into by and among Halton Universal Brands, Inc. (“HNVB” or the “Company”) and  ELENA SHMARIHINA (the “Seller”), and World Assurance Group, Inc. (the “Purchaser” and together with the Company and the Seller, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Seller, is a shareholder of HNVB, a corporation organized and existing under the laws of the State of Nevada, who owns and/or controls in the aggregate 2,000,000 common shares of the Company;

WHEREAS, the Purchaser desires to acquire 2,000,000 common shares of the Company.

NOW, THEREFORE, in consideration of the premises and of the covenants, representations, warranties and agreements herein contained, the Parties have reached the following agreement with respect to the sale by the Seller of such common stock of the Company to the Purchaser:

SECTION 1.  CONSTRUCTION AND INTERPRETATION

1.1. Principles of Construction.

(a) All references to Articles, Sections, subsections and Appendixes are to Articles, Sections, subsections and Appendixes in or to this Agreement unless otherwise specified.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” is not limiting and means “including without limitations.”

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) The Table of Contents hereto and the Section headings herein are for convenience only and shall not affect the construction hereof.

(d) This Agreement is the result of negotiations among and has been reviewed by each Party’s counsel.  Accordingly, this Agreement shall not be construed against any Party merely because of such Party’s involvement in its preparation.

(e) Wherever in this Agreement the intent so requires, reference to the neuter, masculine or feminine shall be deemed to include each of the other, and reference to either the singular or the plural shall be deemed to include the other.

SECTION 2.  THE TRANSACTION

2.1. Purchase Price.

The Seller hereby agree to sell to the Purchaser, and the Purchaser, in reliance on the representations and warranties contained herein, and subject to the terms and conditions of this Agreement, agrees to purchase from the Seller common shares of the capital stock of HNVB (the “Acquired Shares”) for a total purchase price of $30,000 (the “Purchase Price”), payable in full to the Seller according to the terms of this Agreement, in United States currency as directed by the Seller at Closing.

2.2. Transfer of Shares and Terms of Payment.

In consideration for the transfer of the Acquired Shares by the Seller to the Purchaser, the Purchaser shall pay the Purchase Price in accordance with the terms of this Agreement.  Transfer of the shares and payment thereof shall be in the following manner:

i)                    Upon execution of this Agreement, the Purchaser shall transfer $30,000 (“Deposit”) to William R. Barker P.A. (the “Escrow Agent”);

ii)                  Simultaneously with the transfer of the Payment, the Seller shall deliver to the Escrow Agent, the certificates for the Acquired Shares duly endorsed for transfer or with executed stock powers medallion guaranteed attached to be released and delivered to Buyer upon receipt of the Second Payment by the Escrow Agent.

2.3. Closing.

Subject to Purchaser’s election, in its sole discretion, to proceed, and subject to the other terms and conditions of this Agreement, the Closing shall take place by wire transfer and overnight mail on or before October 30, 2014 (the “Closing Date”).

SECTION 3.  REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Seller and the Company. The Seller and the Company, jointly and severally, hereby make the following representations and warranties to the Purchaser:

3.1.1

The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and has all corporate power necessary to engage in all transactions in which it has been involved, as well as any general business transactions in the future that may be desired by its directors.

3.1.2

 Any required and/or necessary third-party consents have been obtained prior to execution of this Agreement, including, but not limited to, any consents required to be obtained from HNVB’s lenders, creditors, Shareholders, Board of Directors, vendors and lessors.

3.1.3

At Closing, all of the Company’s outstanding direct and/or indirect, contingent and/or non-contingent liabilities, debts and obligations of any nature shall be paid off from the purchase funds (at no expense or liability to the Purchaser) and the Seller shall provide evidence of such payoff to the Purchaser’s reasonable satisfaction.  Should the Purchaser discover any liability or obligation of the Company that was not paid atthe Closing Date, the Seller shall indemnify the Purchaser for any and all such liabilities, whether outstanding or contingent at the time of Closing.

3.1.4

The Company will have no assets, except $8,333 in prepaid expenses, or liabilities at the Closing Date.

3.1.5

The Company is not subject to any pending or threatened litigation, claims or lawsuits from any party, and there are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

3.1.6

The Company is not a party to any contract, lease or agreement which would subject it to any performance or business obligations after the Closing.

3.1.7

The Company does not own any real estate or any interests in real estate.

3.1.8

The Company is not liable for any taxes, including income, real or personal property taxes, to any governmental or state agencies whatsoever.  The Company has timely filed all income, real or personal property, sales, use, employment or other governmental tax returns or reports required to be filed by it with any federal, state or other governmental agency and all taxes required to be paid by the Company in respect of such returns have been paid in full.  None of such returns are subject to examination by any such taxing authority and the Company has not received notice of any intention to require the Company to file any additional tax returns in any jurisdiction to which it may be subject.

3.1.9

The Company, to the best knowledge of Seller, is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies.

3.1.10

Title to the Shares.  Seller owns as is the record and beneficially the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer.  No person has any preemptive rights or rights of first refusal with respect to any of the Shares.  There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares.  Other than disclosed by the Seller to the Buyer, there are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

 Seller has full power to transfer and deliver the Acquired Shares to the Purchaser in accordance with the terms of this Agreement.  The delivery to the Purchaser of certificates evidencing the transfer of the Acquired Shares pursuant to the provisions of this Agreement will transfer to the Purchaser good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

3.1.11

There are no authorized shares of the Company other than 75,000,000 common shares, par value $0.001 per share, and there are no issued and outstanding shares of the Company other than 7,220,000 common shares.  Seller at the Closing Date will have full and valid title to the Acquired Shares, and there will be no existing impediment or encumbrance to the sale and transfer of the Acquired Shares to the Purchaser; and on delivery to the Purchaser of the Acquired Shares being sold hereby, all of such Shares shall be free and clear of all liens, encumbrances, charges or assessments of any kind; such Shares will be legally and validly issued and fully paid and non-assessable shares of the Company’s common stock; and all such common stock has been issued under duly authorized resolutions of the Board of Directors of the Company.

3.1.12

All issuances of the Company of the shares in their common stock in past transactions have been legally and validly effected, without violation of any preemptive rights, and all of such shares of common stock are fully paid and non-assessable.

3.1.13

There are no outstanding subscriptions, options, warrants, convertible securities or rights or commitments of any nature in regard to the Company’s authorized but unissued common stock or any agreements restricting the transfer of outstanding or authorized but unissued common stock. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

3.1.14

There are no outstanding judgments, liens or any other security interests filed against the Company or any of its properties.

3.1.15

The Company has no subsidiaries.

3.1.16

The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants; and the Company has no employees or other such parties.

Except as disclosed in Company's and  SEC Filings, none of the officers, directors or employees of Company is presently a party to any transaction with Company required to be disclosed pursuant to Regulation S-K Item 404, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, which such transaction would be required to be disclosed.

3.1.17

The Company has no insurance or employee benefit plans whatsoever.

3.1.18

The Company is not in default under any contract, or any other document.

3.1.19

The Company has no outstanding powers of attorney and no obligations concerning the performance of the Seller concerning this Agreement.

3.1.20

The execution and delivery of this Agreement, and the subsequent closing thereof, will not result in the breach by the Company or the Seller of (i) any agreement or other instrument to which they are or have been a party or (ii) the Company’s Articles of Incorporation or Bylaws.

3.1.21

All financial and other information which the Company and/or the Seller furnished or will furnish to the Purchaser, including information with regard to the Company and/or the Seller contained in the SEC filings filed by the Company since its inception (i) is true, accurate and complete as of its date and in all material respects except to the extent such information is superseded by information marked as such, (ii) does not omit any material fact, not misleading and (iii) presents fairly the financial condition of the organization as of the date and for the period covered thereby.

Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 promulgated under the Exchange Act) that are effective in ensuring that information required to be disclosed by it in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by it in the reports that it files or submits under the Exchange Act is accumulated and communicated to its management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

 There is no transaction, arrangement, or other relationship between Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by Company in its SEC Filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

3.1.22

The common stock of the Company is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and there are no proceedings pending to revoke or terminate such registration.  Since the date of the common stock's registration under the Exchange Act, the Company has filed all reports with the Securities and Exchange Commission required to be filed by the Exchange Act, and all such reports were filed timely.

3.1.23  The common stock of the Company is DTC eligible and eligible for quotation on the OTCBB under the symbol “HNVB” and there are no outstanding proceedings or inquiries pending to revoke or terminate such eligibility.

3.1.24  Neither Company nor any Person acting on their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Investment Securities to be integrated with prior offerings by Company for purposes of the Securities Act or the rules and regulations of FINRA.

3.1.25  All stock transfer or other taxes (other than income or similar taxes) that are required to be paid in connection with the offering of the Investment Securities will be, or will have been, fully paid or provided for by Company, and all laws imposing such taxes will be or will have been complied with.

The representations and warranties herein by the Seller shall be true and correct in all material respects on and as of the Closing Date hereof with the same force and effect as though said representations and warranties had been made on and as of the Closing Date.

The representations and warranties made above shall survive the Closing Date and shall expire for all purposes in the date numerically corresponding to the Closing Date in the twelfth month after the Closing Date.

3.2. Covenants of the Seller and the Company.

From the date of this Agreement and until the Closing Date, the Seller and the Company covenant the following:

3.2.1

The Seller will, to the best of their respective abilities, preserve intact the current status of the Company as an issuer registered under Section 12(g) of the 1934 Exchange Act.

3.2.2

The Seller will furnish Purchaser with all corporate records and documents, such as Articles of Incorporation and Bylaws, minute books, stock books, or any other corporate document or record (including financial and bank documents, books and records) requested by the Purchaser.

3.2.3

The Company will not enter into any contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of the Purchaser.

3.2.4

The Company will not amend or change its Articles of Incorporation or Bylaws, or issue any further shares or create any other class of shares in the Company without the express written consent of the Purchaser.

3.2.5

The Company will not issue any stock options, warrants or other rights or interests in or to its shares without the express written consent of the Purchaser.

3.2.6

The Seller will not encumber or mortgage any right or interest in their shares of the common stock being sold to the Purchaser hereunder, and also they will not transfer any rights to such shares of the common stock to any third party whatsoever.

3.2.7

The Company will not declare any dividend in cash or stock, or any other benefit.

3.2.8

The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

3.2.9

At Closing, the Company and the Seller will obtain and submit to the Purchaser resignations of current officers and directors.

3.2.10  Seller represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Seller otherwise notifies the Purchaser prior to the Closing Date shall be true and correct as of the Closing Date.

3.2.11

The Seller agrees to indemnify the Purchaser against and to pay any loss, damage, expense or claim or other liability incurred or suffered by the Purchaser by reason of the breach of any covenant or inaccuracy of any warranty or representation contained in this Agreement.

3.2.12  The Company will prepare draft financial statements for the three and nine months ended September 30, 2014 and 2013, and shall supply those financial statements to the Purchase and the Company’s auditor for review prior to the Closing Date.  The Seller will be available to answer any questions regarding these financial statements and work with the Company’s auditor to finalize such financial statements so that they are acceptable to the Company’s auditor and are able to be filed with the SEC prior to November 14, 2014.

3.3

Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Seller:

3.3.1

The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the shares being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action, and no further consent or authorization of such Purchaser is required.  This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms thereof.

3.3.2

The Purchaser is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A attached hereto and made a part hereof, or (ii) not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit 2 - Investor Suitability Questionnaire attached hereto and made a part hereof.  The Purchaser is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  The Purchaser has the authority and is duly and legally qualified to purchase and own shares of the Company.  The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding the Purchaser is accurate.

3.3.3

On the Closing Date, such Purchaser will purchase the Acquired Shares pursuant to the terms of this Agreement for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

3.3.4

The Purchaser understands and agrees that the Acquired Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Purchaser contained herein), and that such Acquired Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  In any event, and subject to compliance with applicable securities laws, the Purchaser may enter into lawful hedging transactions in the course of hedging the position they assume and the Purchaser may also enter into lawful short positions or other derivative transactions relating to the Acquired Shares, or interests in the Acquired Shares, and deliver the Acquired Shares, or interests in the Acquired Shares, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Acquired Shares, or interests in the Acquired Shares, to third parties who in turn may dispose of these Acquired Shares.

3.3.5

The Acquired Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

3.3.6

The offer to sell the Acquired Shares was directly communicated to such Purchaser by the Company.  At no time was such Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3.3.7

Such Purchaser represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Purchaser otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

3.3.8

The foregoing representations and warranties shall survive the Closing Date and for a period of three years thereafter.

SECTION 4.  MISCELLANEOUS

4.1. Termination.

Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

(a)

By mutual written consent of the parties;

(b)

By Seller or Buyer, if any condition set forth in this Agreement relating to the other party has not been met or has not been waived;

(c)

By Seller or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or state government before any court or governmental agency, in which the Company is a party or in which  it is sought to restrain, prohibit, or otherwise affect consummation of the transaction contemplated hereby; or

(d)

By Seller or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party.

 In the event of the termination of this Agreement and abandonment of the Transactions, this Agreement shall terminate and the parties shall have no liabilities or obligations to each other hereunder; provided that nothing contained herein shall relieve any party of liability for fraud or willful breach of this Agreement.

4.2  Expenses.

Each of the Parties shall bear his own expenses in connection with the transactions contemplated by this Agreement.

4.3. Governing Law.

The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Nevada applicable to agreements executed and to be wholly performed solely within such state.

4.4. Resignation of Old and Appointment of New Board of Directors and Officers.

The Company and the Seller shall take such corporate action(s) required by the Company's Articles of Incorporation and/or Bylaws to (a) appoint the below named persons to their respective positions, to be effective on the day following the Closing Date, and (b) obtain and submit to the Purchaser, together with all required corporate action(s) the resignation of the current board of directors, and any and all corporate officers and check signers as of the Closing Date.

Name	Position

Fabio Galdi	President, CEO, Chairman
Alfonso Galdi	CFO, Director
Alessandro Senatore	COO, Director

4.5. Indemnification of Purchaser.  Seller hereby agrees to indemnify Purchaser and its officers, directors, member holders and/or affiliates, and each of the agents and attorneys of the Purchaser (each a " Purchaser Indemnified Party ") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees and expenses incurred by such Purchaser Indemnified Party in investigating or defending any such proceeding or potential proceeding and regardless of whether the foregoing results from a third party claim or otherwise) (all of the foregoing, including associated costs and expenses being referred to herein as a " Proceeding "), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

(i) any untrue or alleged untrue statement of a material fact in a SEC Filing by Company or any of its affiliates or any Person acting on its or their behalf or omission or alleged omission to state therein any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading by Company or any of its affiliates or any Person acting on its or their behalf;

(ii) any of the representations or warranties made by Company or Seller herein being untrue or incorrect at the time such representation or warranty was made;

(iii) any breach or non-performance by Company or Seller of any of its covenants, agreements or obligations under, this Agreement;

(iv) any direct or indirect liabilities in connection with, or arising out of and/or related to any action and/or non-action that occurred prior to the Closing Date;

provided , however , that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of, or is based upon, the gross negligence or willful misconduct of Purchaser in connection therewith.

4.6 Conduct of Claims .

(i) Whenever a claim for indemnification shall arise under this Section as a result of a third party claim, the party seeking indemnification (the  " Indemnified Party "), shall notify the party from whom such indemnification is sought (the " Indemnifying Party ") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail; provided, that the Indemnified Party shall not be foreclosed by any failure to provide timely notice of the existence of a third party claim to the Indemnifying Party except to the extent that the Indemnifying Party has been materially prejudiced as a direct result of such delay;

(ii) Such Indemnifying Party shall have the right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided , however , that counsel to the Indemnifying Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to such Indemnified Party.  In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and

(iii) No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

4.7  Survival of the Representations, Warranties, etc.

The respective representations, warranties, and agreements made herein by or on behalf of the Parties hereto shall survive the Closing and remain in full force and effect until the third (3rd ) anniversary of such Closing, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or Person controlling or under common control with, such party and will survive delivery of and payment for the Acquired Shares hereunder or thereunder, and even if a party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of the applicable Closing.

4.8  Disclosure.

Except to comply with applicable securities laws and regulations, the Seller and the Company agree that they will not make any public comments, statements, or communications with respect to, or otherwise disclose the execution of this Agreement or the terms and conditions of the transactions contemplated by this Agreement without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

4.9. Notices.

Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by facsimile or by overnight registered mail, postage prepaid, addressed as follows:

If to Seller, to:

ELENA SHMARIHINA

c/o Halton Universal Brands, Inc.

7473 W. Lake Mead Blvd. Suite 100

Las Vegas, Nevada

Contact Info

If to the Company:

Halton Universal Brands, Inc.

7473 W. Lake Mead Blvd. Suite 100

Las Vegas, Nevada

Contact Info

If to the Purchaser, to:

World Assurance Group, Inc.

375 Park Ave., Suite 2607

New York, NY 10152

Or such other address or number as shall be furnished in writing by any such Party, and such notice or communication shall, if properly addressed, be deemed to have been given as of the date so delivered or sent by facsimile.

4.11. Parties in Interest.

This Agreement may not be transferred, assigned or pledged by any Party hereto, other than by operation of law.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

4.12. Entire Agreement.

This Agreement and the other documents referred to herein contain the entire understanding of the Parties hereto with respect to the subject matter contained herein. This Agreement shall supersede all prior agreements and understandings between the Parties with respect to the transactions contemplated herein.

4.13. Amendments.

This Agreement may not be amended or modified orally, but only by an agreement in writing signed by the Parties.

4.14. Severability.

In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

4.15. Counterparts.

This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier, PDF or facsimile transmission, any one of which shall constitute an original of this Agreement.  When counterparts of copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals.  The Parties agree that all such signatures may be transferred to a single document upon the request of any Party.

4.16  Remedies Cumulative .  Any and all remedies set forth in this Agreement:  (i) shall be in addition to any and all other remedies the Parties may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of the Parties may elect.  The exercise of any remedy by any Party shall not be deemed an election of remedies or preclude such Party from exercising any other remedies in the future. The prevailing Party in any Related Proceeding shall be entitled to recover his or its reasonable attorneys’ fees and costs (including experts’ and witness fees and costs) from the unsuccessful Party.

[-signature page follows-]

IN WITNESS WHEREOF, each of the Parties hereto has caused its/his name to be hereunto subscribed as of the day and year first above written.

Company:  Halton Universal Brands, Inc.

By: /s/ Elena Shmarihina

Name:

Elena Shmarihina

Title: Chief Executive Officer

Seller: ELENA SHMARIHINA

By: /s/ Elena Shmarihina

Name: ELENA SHMARIHINA for the Common Shares

Purchaser:

WORLD ASSURANCE GROUP, INC.

By: /s/ Fabio Galdi

Name: Fabio Galdi,  CEO

EXHIBIT 2.2

STOCK PURCHASE AGREEMENT

This stock purchase agreement (“Agreement”), dated as of October 14, 2014, is entered into by and among Halton Universal Brands, Inc. (“HNVB” or the “Company”) and  ALEXANDER AVERCHENKO (the “Seller”), and World Assurance Group, Inc. (the “Purchaser” and together with the Company and the Seller, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Seller, is a shareholder of HNVB, a corporation organized and existing under the laws of the State of Nevada, who owns and/or controls in the aggregate 2,000,000 common shares of the Company;

WHEREAS, the Purchaser desires to acquire 2,000,000 common shares of the Company.

NOW, THEREFORE, in consideration of the premises and of the covenants, representations, warranties and agreements herein contained, the Parties have reached the following agreement with respect to the sale by the Seller of such common stock of the Company to the Purchaser:

SECTION 1.  CONSTRUCTION AND INTERPRETATION

1.1. Principles of Construction.

(a) All references to Articles, Sections, subsections and Appendixes are to Articles, Sections, subsections and Appendixes in or to this Agreement unless otherwise specified.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” is not limiting and means “including without limitations.”

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) The Table of Contents hereto and the Section headings herein are for convenience only and shall not affect the construction hereof.

(d) This Agreement is the result of negotiations among and has been reviewed by each Party’s counsel.  Accordingly, this Agreement shall not be construed against any Party merely because of such Party’s involvement in its preparation.

(e) Wherever in this Agreement the intent so requires, reference to the neuter, masculine or feminine shall be deemed to include each of the other, and reference to either the singular or the plural shall be deemed to include the other.

SECTION 2.  THE TRANSACTION

2.1. Purchase Price.

The Seller hereby agree to sell to the Purchaser, and the Purchaser, in reliance on the representations and warranties contained herein, and subject to the terms and conditions of this Agreement, agrees to purchase from the Seller common shares of the capital stock of HNVB (the “Acquired Shares”) for a total purchase price of $30,000 (the “Purchase Price”), payable in full to the Seller according to the terms of this Agreement, in United States currency as directed by the Seller at Closing.

2.2. Transfer of Shares and Terms of Payment.

In consideration for the transfer of the Acquired Shares by the Seller to the Purchaser, the Purchaser shall pay the Purchase Price in accordance with the terms of this Agreement.  Transfer of the shares and payment thereof shall be in the following manner:

i)                    Upon execution of this Agreement, the Purchaser shall transfer $30,000 (“Deposit”) to William R. Barker P.A. (the “Escrow Agent”);

ii)                  Simultaneously with the transfer of the Payment, the Seller shall deliver to the Escrow Agent, the certificates for the Acquired Shares duly endorsed for transfer or with executed stock powers medallion guaranteed attached to be released and delivered to Buyer upon receipt of the Second Payment by the Escrow Agent.

2.3. Closing.

Subject to Purchaser’s election, in its sole discretion, to proceed, and subject to the other terms and conditions of this Agreement, the Closing shall take place by wire transfer and overnight mail on or before October 30, 2014 (the “Closing Date”).

SECTION 3.  REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Seller and the Company. The Seller and the Company, jointly and severally, hereby make the following representations and warranties to the Purchaser:

3.1.1

The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and has all corporate power necessary to engage in all transactions in which it has been involved, as well as any general business transactions in the future that may be desired by its directors.

3.1.2

 Any required and/or necessary third-party consents have been obtained prior to execution of this Agreement, including, but not limited to, any consents required to be obtained from HNVB’s lenders, creditors, Shareholders, Board of Directors, vendors and lessors.

3.1.3

At Closing, all of the Company’s outstanding direct and/or indirect, contingent and/or non-contingent liabilities, debts and obligations of any nature shall be paid off from the purchase funds (at no expense or liability to the Purchaser) and the Seller shall provide evidence of such payoff to the Purchaser’s reasonable satisfaction.  Should the Purchaser discover any liability or obligation of the Company that was not paid at the Closing Date, the Seller shall indemnify the Purchaser for any and all such liabilities, whether outstanding or contingent at the time of Closing.

3.1.4

The Company will have no assets, except $8,333 in prepaid expenses, or liabilities at the Closing Date.

3.1.5

The Company is not subject to any pending or threatened litigation, claims or lawsuits from any party, and there are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

3.1.6

The Company is not a party to any contract, lease or agreement which would subject it to any performance or business obligations after the Closing.

3.1.7

The Company does not own any real estate or any interests in real estate.

3.1.8

The Company is not liable for any taxes, including income, real or personal property taxes, to any governmental or state agencies whatsoever.  The Company has timely filed all income, real or personal property, sales, use, employment or other governmental tax returns or reports required to be filed by it with any federal, state or other governmental agency and all taxes required to be paid by the Company in respect of such returns have been paid in full.  None of such returns are subject to examination by any such taxing authority and the Company has not received notice of any intention to require the Company to file any additional tax returns in any jurisdiction to which it may be subject.

3.1.9

The Company, to the best knowledge of Seller, is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies.

3.1.10

Title to the Shares.  Seller owns as is the record and beneficially the Shares of the Company, free and clear of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Buyer.  No person has any preemptive rights or rights of first refusal with respect to any of the Shares.  There exists no voting agreement, voting trust, or outstanding proxy with respect to any of the Shares.  Other than disclosed by the Seller to the Buyer, there are no outstanding rights, options, warrants, calls, commitments, or any other agreements of any character, whether oral or written, with respect to the Shares.

 Seller has full power to transfer and deliver the Acquired Shares to the Purchaser in accordance with the terms of this Agreement.  The delivery to the Purchaser of certificates evidencing the transfer of the Acquired Shares pursuant to the provisions of this Agreement will transfer to the Purchaser good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

3.1.11

There are no authorized shares of the Company other than 75,000,000 common shares, par value $0.001 per share, and there are no issued and outstanding shares of the Company other than 7,220,000 common shares.  Seller at the Closing Date will have full and valid title to the Acquired Shares, and there will be no existing impediment or encumbrance to the sale and transfer of the Acquired Shares to the Purchaser; and on delivery to the Purchaser of the Acquired Shares being sold hereby, all of such Shares shall be free and clear of all liens, encumbrances, charges or assessments of any kind; such Shares will be legally and validly issued and fully paid and non-assessable shares of the Company’s common stock; and all such common stock has been issued under duly authorized resolutions of the Board of Directors of the Company.

3.1.12

All issuances of the Company of the shares in their common stock in past transactions have been legally and validly effected, without violation of any preemptive rights, and all of such shares of common stock are fully paid and non-assessable.

3.1.13

There are no outstanding subscriptions, options, warrants, convertible securities or rights or commitments of any nature in regard to the Company’s authorized but unissued common stock or any agreements restricting the transfer of outstanding or authorized but unissued common stock. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

3.1.14

There are no outstanding judgments, liens or any other security interests filed against the Company or any of its properties.

3.1.15

The Company has no subsidiaries.

3.1.16

The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants; and the Company has no employees or other such parties.

Except as disclosed in Company's and  SEC Filings, none of the officers, directors or employees of Company is presently a party to any transaction with Company required to be disclosed pursuant to Regulation S-K Item 404, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, which such transaction would be required to be disclosed.

3.1.17

The Company has no insurance or employee benefit plans whatsoever.

3.1.18

The Company is not in default under any contract, or any other document.

3.1.19

The Company has no outstanding powers of attorney and no obligations concerning the performance of the Seller concerning this Agreement.

3.1.20

The execution and delivery of this Agreement, and the subsequent closing thereof, will not result in the breach by the Company or the Seller of (i) any agreement or other instrument to which they are or have been a party or (ii) the Company’s Articles of Incorporation or Bylaws.

3.1.21

All financial and other information which the Company and/or the Seller furnished or will furnish to the Purchaser, including information with regard to the Company and/or the Seller contained in the SEC filings filed by the Company since its inception (i) is true, accurate and complete as of its date and in all material respects except to the extent such information is superseded by information marked as such, (ii) does not omit any material fact, not misleading and (iii) presents fairly the financial condition of the organization as of the date and for the period covered thereby.

Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 promulgated under the Exchange Act) that are effective in ensuring that information required to be disclosed by it in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by it in the reports that it files or submits under the Exchange Act is accumulated and communicated to its management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

 There is no transaction, arrangement, or other relationship between Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by Company in its SEC Filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

3.1.22

The common stock of the Company is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and there are no proceedings pending to revoke or terminate such registration.  Since the date of the common stock's registration under the Exchange Act, the Company has filed all reports with the Securities and Exchange Commission required to be filed by the Exchange Act, and all such reports were filed timely.

3.1.23  The common stock of the Company is DTC eligible and eligible for quotation on the OTCBB under the symbol “HNVB” and there are no outstanding proceedings or inquiries pending to revoke or terminate such eligibility.

3.1.24  Neither Company nor any Person acting on their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Investment Securities to be integrated with prior offerings by Company for purposes of the Securities Act or the rules and regulations of FINRA.

3.1.25  All stock transfer or other taxes (other than income or similar taxes) that are required to be paid in connection with the offering of the Investment Securities will be, or will have been, fully paid or provided for by Company, and all laws imposing such taxes will be or will have been complied with.

The representations and warranties herein by the Seller shall be true and correct in all material respects on and as of the Closing Date hereof with the same force and effect as though said representations and warranties had been made on and as of the Closing Date.

The representations and warranties made above shall survive the Closing Date and shall expire for all purposes in the date numerically corresponding to the Closing Date in the twelfth month after the Closing Date.

3.2. Covenants of the Seller and the Company.

From the date of this Agreement and until the Closing Date, the Seller and the Company covenant the following:

3.2.1

The Seller will, to the best of their respective abilities, preserve intact the current status of the Company as an issuer registered under Section 12(g) of the 1934 Exchange Act.

3.2.2

The Seller will furnish Purchaser with all corporate records and documents, such as Articles of Incorporation and Bylaws, minute books, stock books, or any other corporate document or record (including financial and bank documents, books and records) requested by the Purchaser.

3.2.3

The Company will not enter into any contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of the Purchaser.

3.2.4

The Company will not amend or change its Articles of Incorporation or Bylaws, or issue any further shares or create any other class of shares in the Company without the express written consent of the Purchaser.

3.2.5

The Company will not issue any stock options, warrants or other rights or interests in or to its shares without the express written consent of the Purchaser.

3.2.6

The Seller will not encumber or mortgage any right or interest in their shares of the common stock being sold to the Purchaser hereunder, and also they will not transfer any rights to such shares of the common stock to any third party whatsoever.

3.2.7

The Company will not declare any dividend in cash or stock, or any other benefit.

3.2.8

The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

3.2.9

At Closing, the Company and the Seller will obtain and submit to the Purchaser resignations of current officers and directors.

3.2.10  Seller represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Seller otherwise notifies the Purchaser prior to the Closing Date shall be true and correct as of the Closing Date.

3.2.11

The Seller agrees to indemnify the Purchaser against and to pay any loss, damage, expense or claim or other liability incurred or suffered by the Purchaser by reason of the breach of any covenant or inaccuracy of any warranty or representation contained in this Agreement.

3.2.12  The Company will prepare draft financial statements for the three and nine months ended September 30, 2014 and 2013, and shall supply those financial statements to the Purchase and the Company’s auditor for review prior to the Closing Date.  The Seller will be available to answer any questions regarding these financial statements and work with the Company’s auditor to finalize such financial statements so that they are acceptable to the Company’s auditor and are able to be filed with the SEC prior to November 14, 2014.

3.3

Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Seller:

3.3.1

The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the shares being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action, and no further consent or authorization of such Purchaser is required.  This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms thereof.

3.3.2

The Purchaser is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A attached hereto and made a part hereof, or (ii) not a U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act and as set forth in Exhibit 2 - Investor Suitability Questionnaire attached hereto and made a part hereof.  The Purchaser is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  The Purchaser has the authority and is duly and legally qualified to purchase and own shares of the Company.  The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding the Purchaser is accurate.

3.3.3

On the Closing Date, such Purchaser will purchase the Acquired Shares pursuant to the terms of this Agreement for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

3.3.4

The Purchaser understands and agrees that the Acquired Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Purchaser contained herein), and that such Acquired Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  In any event, and subject to compliance with applicable securities laws, the Purchaser may enter into lawful hedging transactions in the course of hedging the position they assume and the Purchaser may also enter into lawful short positions or other derivative transactions relating to the Acquired Shares, or interests in the Acquired Shares, and deliver the Acquired Shares, or interests in the Acquired Shares, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Acquired Shares, or interests in the Acquired Shares, to third parties who in turn may dispose of these Acquired Shares.

3.3.5

The Acquired Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

3.3.6

The offer to sell the Acquired Shares was directly communicated to such Purchaser by the Company.  At no time was such Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3.3.7

Such Purchaser represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Purchaser otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

3.3.8

The foregoing representations and warranties shall survive the Closing Date and for a period of three years thereafter.

SECTION 4.  MISCELLANEOUS

4.1. Termination.

Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

(a)

By mutual written consent of the parties;

(b)

By Seller or Buyer, if any condition set forth in this Agreement relating to the other party has not been met or has not been waived;

(c)

By Seller or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or state government before any court or governmental agency, in which the Company is a party or in which  it is sought to restrain, prohibit, or otherwise affect consummation of the transaction contemplated hereby; or

(d)

By Seller or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party.

In the event of the termination of this Agreement and abandonment of the Transactions, this Agreement shall terminate and the parties shall have no liabilities or obligations to each other hereunder; provided that nothing contained herein shall relieve any party of liability for fraud or willful breach of this Agreement.

4.2  Expenses.

Each of the Parties shall bear his own expenses in connection with the transactions contemplated by this Agreement.

4.3. Governing Law.

The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Nevada applicable to agreements executed and to be wholly performed solely within such state.

4.4. Resignation of Old and Appointment of New Board of Directors and Officers.

The Company and the Seller shall take such corporate action(s) required by the Company's Articles of Incorporation and/or Bylaws to (a) appoint the below named persons to their respective positions, to be effective on the day following the Closing Date, and (b) obtain and submit to the Purchaser, together with all required corporate action(s) the resignation of the current board of directors, and any and all corporate officers and check signers as of the Closing Date.

Name	Position

Fabio Galdi	President, CEO, Chairman
Alfonso Galdi	CFO, Director
Alessandro Senatore	COO, Director

4.5. Indemnification of Purchaser.  Seller hereby agrees to indemnify Purchaser and its officers, directors, member holders and/or affiliates, and each of the agents and attorneys of the Purchaser (each a " Purchaser Indemnified Party ") against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees and expenses incurred by such Purchaser Indemnified Party in investigating or defending any such proceeding or potential proceeding and regardless of whether the foregoing results from a third party claim or otherwise) (all of the foregoing, including associated costs and expenses being referred to herein as a " Proceeding "), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

(i) any untrue or alleged untrue statement of a material fact in a SEC Filing by Company or any of its affiliates or any Person acting on its or their behalf or omission or alleged omission to state therein any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading by Company or any of its affiliates or any Person acting on its or their behalf;

(ii) any of the representations or warranties made by Company or Seller herein being untrue or incorrect at the time such representation or warranty was made;

(iii) any breach or non-performance by Company or Seller of any of its covenants, agreements or obligations under, this Agreement;

(iv) any direct or indirect liabilities in connection with, or arising out of and/or related to any action and/or non-action that occurred prior to the Closing Date;

provided , however , that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of, or is based upon, the gross negligence or willful misconduct of Purchaser in connection therewith.

4.6 Conduct of Claims .

(i) Whenever a claim for indemnification shall arise under this Section as a result of a third party claim, the party seeking indemnification (the  " Indemnified Party "), shall notify the party from whom such indemnification is sought (the " Indemnifying Party ") in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail; provided, that the Indemnified Party shall not be foreclosed by any failure to provide timely notice of the existence of a third party claim to the Indemnifying Party except to the extent that the Indemnifying Party has been materially prejudiced as a direct result of such delay;

(ii) Such Indemnifying Party shall have the right to retain the counsel of its choice in connection with such Proceeding and to participate at its own expense in the defense of any such Proceeding; provided , however , that counsel to the Indemnifying Party shall not (except with the consent of the relevant Indemnified Party) also be counsel to such Indemnified Party.  In no event shall the Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and

(iii) No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

4.7  Survival of the Representations, Warranties, etc .

The respective representations, warranties, and agreements made herein by or on behalf of the Parties hereto shall survive the Closing and remain in full force and effect until the third (3rd ) anniversary of such Closing, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or Person controlling or under common control with, such party and will survive delivery of and payment for the Acquired Shares hereunder or thereunder, and even if a party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of the applicable Closing.

4.8  Disclosure.

Except to comply with applicable securities laws and regulations, the Seller and the Company agree that they will not make any public comments, statements, or communications with respect to, or otherwise disclose the execution of this Agreement or the terms and conditions of the transactions contemplated by this Agreement without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

4.9. Notices.

Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by facsimile or by overnight registered mail, postage prepaid, addressed as follows:

If to Seller, to:

ALEXANDER AVERCHENKO

Contact Info

If to the Company:

Halton Universal Brands, Inc.

7473 W. Lake Mead Blvd. Suite 100

Las Vegas, Nevada

Contact Info

If to the Purchaser, to:

World Assurance Group, Inc.

375 Park Ave., Suite 2607

New York, NY 10152

Or such other address or number as shall be furnished in writing by any such Party, and such notice or communication shall, if properly addressed, be deemed to have been given as of the date so delivered or sent by facsimile.

4.11. Parties in Interest.

This Agreement may not be transferred, assigned or pledged by any Party hereto, other than by operation of law.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

4.12. Entire Agreement.

This Agreement and the other documents referred to herein contain the entire understanding of the Parties hereto with respect to the subject matter contained herein. This Agreement shall supersede all prior agreements and understandings between the Parties with respect to the transactions contemplated herein.

4.13. Amendments.

This Agreement may not be amended or modified orally, but only by an agreement in writing signed by the Parties.

4.14. Severability.

In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

4.15. Counterparts.

This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier, PDF or facsimile transmission, any one of which shall constitute an original of this Agreement.  When counterparts of copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals.  The Parties agree that all such signatures may be transferred to a single document upon the request of any Party.

4.16  Remedies Cumulative .  Any and all remedies set forth in this Agreement:  (i) shall be in addition to any and all other remedies the Parties may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of the Parties may elect.  The exercise of any remedy by any Party shall not be deemed an election of remedies or preclude such Party from exercising any other remedies in the future. The prevailing Party in any Related Proceeding shall be entitled to recover his or its reasonable attorneys’ fees and costs (including experts’ and witness fees and costs) from the unsuccessful Party.

[-signature page follows-]

IN WITNESS WHEREOF, each of the Parties hereto has caused its/his name to be hereunto subscribed as of the day and year first above written.

Company:  Halton Universal Brands, Inc.

By: /s/ Elena Shmarihina

Name:

Elena Shmarihina

Title: Chief Executive Officer

Seller: ALEXANDER AVERCHENKO

By:  /s/ Alexander Averchenko

Name: ALEXANDER AVERCHENKO for the Common Shares

Purchaser:

WORLD ASSURANCE GROUP, INC.

By: /s/ Fabio Galdi

Name: Fabio Galdi, CEO

EXHIBIT 2.3

AMENDMENT NO. 1

TO

STOCK PURCHASE AGREEMENT

This Amendment No. 1 to the Stock Purchase Agreement (this "Amendment") is executed as of October 15, 2014 by Halton Universal Brands, Inc. (“HNVB” or the “Company”) and  ELENA SHMARIHINA (the “Seller”), and World Assurance Group, Inc. (the “Purchaser” and together with the Company and the Seller, the “Parties”) to amend the Stock Purchase Agreement dated October 14, 2014 (the "SPA"). This Amendment is effective as of October 15, 2014.

The Parties desire to amend the SPA and further agree as follows:

1.

Capitalized Terms.

Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the SPA and those definitions are incorporated by reference into this Amendment.

2.

Section 2.3 of the SPA shall be deleted and the following shall be substituted therefor:

Subject to Purchaser’s election, in its sole discretion, to proceed, and subject to the other terms and conditions of this Agreement, the Closing shall take place by wire transfer and overnight mail on or before October 30, 2014 (the “Closing Date”).  On or before October 15, 2014, the Purchaser shall release $29,000 to Seller (the “First Payment”).  On or before October 30, 2014, the Purchase shall release $1,000 (the “Second Payment”) to Seller and the Seller shall release the certificates for the Acquired Shares, and that shall be the Closing Date.  Once the First Payment is made, and provided that the Second Payment is made on or before October 30, 2014, the Seller shall deliver all signed documents necessary to Close, and Seller shall have no right to terminate the Agreement and no right to withhold release of the Acquired Shares.

Any and all funds paid to or otherwise released to Seller shall be either (a) be applied to the purchase price at closing, or, (b) be retained by Seller as liquidated damages in the event Purchaser fails to close the transaction by the agreed upon closing date.   In the event Purchaser elects not to proceed, or otherwise close the transaction, any and all payments released to Seller shall be non-refundable to Purchaser.

3.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

4.

Integration.

Except as specifically set forth by this Amendment No. 1, the rest and remainder of the terms and conditions of the Agreement shall remain in full force and effect without change or modification with the same force and effect as if more fully set forth hereat.

IN WITNESS WHEREOF, each of the Parties hereto has caused its/his name to be hereunto subscribed to this Amendment No. 1 as of the day and year first above written.

Company:  Halton Universal Brands, Inc.

By: /s/ Elena Shmarihina

Name:

Elena Shmarihina

Title: Chief Executive Officer

Seller: ELENA SHMARIHINA

By: /s/ Elena Shmarihina

Name: ELENA SHMARIHINA for the Common Shares

Purchaser:

WORLD ASSURANCE GROUP, INC.

By:  /s/ Fabio Galdi

Name: Fabio Galdi,  CEO

EXHIBIT 2.4

AMENDMENT NO. 1

TO

STOCK PURCHASE AGREEMENT

This Amendment No. 1 to the Stock Purchase Agreement (this "Amendment") is executed as of October 15, 2014 by Halton Universal Brands, Inc. (“HNVB” or the “Company”) and ALEXANDER AVERCHENKO (the “Seller”), and World Assurance Group, Inc. (the “Purchaser” and together with the Company and the Seller, the “Parties”) to amend the Stock Purchase Agreement dated October 14, 2014 (the "SPA"). This Amendment is effective as of October 15, 2014.

The Parties desire to amend the SPA and further agree as follows:

1.

Capitalized Terms.

Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the SPA and those definitions are incorporated by reference into this Amendment.

2.

Section 2.3 of the SPA shall be deleted and the following shall be substituted therefor:

Subject to Purchaser’s election, in its sole discretion, to proceed, and subject to the other terms and conditions of this Agreement, the Closing shall take place by wire transfer and overnight mail on or before October 30, 2014 (the “Closing Date”).  On or before October 15, 2014, the Purchaser shall release $29,000 to Seller (the “First Payment”).  On or before October 30, 2014, the Purchase shall release $1,000 (the “Second Payment”) to Seller and the Seller shall release the certificates for the Acquired Shares, and that shall be the Closing Date.  Once the First Payment is made, and provided that the Second Payment is made on or before October 30, 2014, the Seller shall deliver all signed documents necessary to Close, and Seller shall have no right to terminate the Agreement and no right to withhold release of the Acquired Shares.

Any and all funds paid to or otherwise released to Seller shall be either (a) be applied to the purchase price at closing, or, (b) be retained by Seller as liquidated damages in the event Purchaser fails to close the transaction by the agreed upon closing date.   In the event Purchaser elects not to proceed, or otherwise close the transaction, any and all payments released to Seller shall be non-refundable to Purchaser.

3.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

4.

Integration.

Except as specifically set forth by this Amendment No. 1, the rest and remainder of the terms and conditions of the Agreement shall remain in full force and effect without change or modification with the same force and effect as if more fully set forth hereat.

IN WITNESS WHEREOF, each of the Parties hereto has caused its/his name to be hereunto subscribed to this Amendment No. 1 as of the day and year first above written.

Company:  Halton Universal Brands, Inc.

By: /s/ Elena Shmarihina

Name:

Elena Shmarihina

Title: Chief Executive Officer

Seller: ELENA SHMARIHINA

By: /s/ Alexander Averchenko

Name:  ALEXANDER AVERCHENKO for the Common Shares

Purchaser:

WORLD ASSURANCE GROUP, INC.

By:  /s/ Fabio Galdi

Name: Fabio Galdi,  CEO

EXHIBIT 10.1

PURCHASE AND INTERCOMPANY LICENSE AGREEMENT

          THIS PURCHASE AND INTERCOMPANY LICENSE AGREEMENT (this "AGREEMENT"), by and among World Assurance Group, Inc., a Nevada corporation ("WDAS"), World Global Group, Inc., a Florida corporation and wholly owned subsidiary of WDAS (“WGG”), World Global Assets, a Singapore corporation and a wholly owned subsidiary of WDAS ("WGA" and, together with WGG and WDAS, collectively, the "WORLD PARTIES"), and Halton Universal Brands, Inc., a Nevada corporation ("HNVB").  This Agreement shall be effective simultaneously with the Closing of certain Stock Purchase Agreements (as defined below), which is as of the 29th day of October, 2014 (the "EFFECTIVE DATE") unless another date is expressly stated.

          WHEREAS, WDAS, WGG, WGA and HNVB are affiliated business entities; and

          WHEREAS, WDAS has simultaneously purchased 7,095,000 shares of common stock of HNVB through the Stock Purchase Agreements, resulting in WDAS owning 98% of HNVB; and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, WGA desires to (i) transfer, convey and assign to HNVB all of its right, title and interest in and to the “Space Computer” technology and related intellectual property rights, through a license to HNVB of certain inventions and proprietary rights relating to “Space Computer” and its accessories and peripherals pursuant to a License Agreement as set forth in EXHIBIT A, attached hereto and incorporated herein, (the “INTERCOMPANY LICENSE”), and (ii) transfer, convey and assign to HNVB the right to use the trademarks and servicemarks and all related applications (including intent to use applications) listed on Schedules A & B of the Intercompany License annexed hereto and made a part hereof, owned by WGA and used or intended for use in connection with the commercial exploitation of the “Space Computer” applications, products and services (the "TRADEMARKS"); and (iii) transfer and convey to HNVB TWO MILLION DOLLARS ($2,000,000) (the “Other WDAS Assets”); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, WGG desires to sublease to HNVB certain of the real estate leased by WGG at 600 Brickell World Plaza, Suite 1775, Miami, FL 33132 (the "INTERCOMPANY LEASE"); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, WDAS desires to provide certain intercompany services to HNVB as further described in this Agreement (the "INTERCOMPANY SERVICES"); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, HNVB desires to issue common stock in HNVB to WDAS in connection with the license of the IP, the Trademarks and the Other WDAS Assets, and HNVB desires to accept and receive the Intercompany License, Intercompany Lease and the Intercompany Services.

This Agreement is conditional upon the Closing of all of the Stock Purchase Agreements.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

          Defined terms used in this Agreement but not defined elsewhere in this

Agreement shall have the meanings set forth below:

1.1

  "INTELLECTUAL PROPERTY" shall mean the Patents and the

Trademarks, together with all knowledge, know how, trade secrets, copyrights and all other intellectual property of WDAS and/or WGA for use with or otherwise relating to the “Space Computer” and all goodwill associated with all of the foregoing, and as otherwise described in the INTERCOMPANY LICENSE attached hereto and incorporated herein as Exhibit A.

          1.2  "PERSON" shall mean any natural person, corporation, partnership, association, sole proprietorship, trust, joint venture, limited liability company, general partnership, limited partnership, trust association or other business entity.

          1.3 “STOCK PURCHASE AGREEMENTS” shall mean the (i) the stock purchase agreement, as amended on October 15, 2014 entered into by and among HNVB and  ELENA SHMARIHINA and WDAS, (ii) ) the  stock purchase agreement, as amended on October 15, 2014 entered into by and among HNVB and ALEXANDER AVERCHENKO and WDAS, and (iii) the  stock purchase agreement, as amended on October 15, 2014 entered into by and among certain shareholders of HNVB as listed on Appendix 1 and WDAS.

        1.4  "SUCCESSOR" or "SUCCESSORS" shall mean any Person who succeeds to the business of HNVB whether by merger, conversion of equity securities, acquisition of equity interests, operation of law, acquisition of all or substantially all of HNVB's assets, assignment or otherwise.

ARTICLE II

INTERCOMPANY LICENSE

     2.1     LICENSE OF IP.   Commencing on and as of the Effective Date, WGA does hereby license the Intellectual Property to HNVB pursuant to the INTERCOMPANY LICENSE, attached hereto and incorporated herein as Exhibit A.

ARTICLE III

OTHER WDAS ASSETS

AND

CONSIDERATION

In exchange for the consideration to be provided to WDAS as set forth below in this Article III of this Agreement, WGA does hereby convey and transfer TWO MILLION DOLLARS ($2,000,000) to HNVB.

HNVB hereby agrees as follows:  Effective as of the EFFECTIVE DATE, HNVB hereby agrees to issue to WDAS EIGHT MILLION (8,000,000) shares of HNVB restricted common stock at Fifty Cents ($0.50) per share.

WDAS represents and warrants to HNVB that WDAS:

(a)

has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(b)

understands and agrees that offers and sales of any of the Purchased Shares prior to the expiration of a period of one year after the date of completion of the transfer of the Purchased Shares (the "Restricted Period") as contemplated in this Agreement shall only be made in compliance with the safe harbor provisions set forth in Rule 144, or pursuant to the registration provisions of the Securities Act or pursuant to an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom; and

(c)

is acquiring the Purchased Shares as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares

ARTICLE IV

INTERCOMPANY LEASE

          4.1  LEASE OF SPACE.  Commencing on and as of the Effective Date and continuing on a month-to-month basis thereafter, WGG  shall sublease to the HNVB all or a portion of the real estate leased by WGG at 600 Brickell World Plaza, Suite 1775, Miami, FL 33132 (the "WGG LEASED SPACE").  The portions of the WGG Leased Space subject to the Intercompany Lease may, depending on the occupancy requirements of the HNVB, fluctuate from time to time during the term of the Intercompany Lease.  On not less than a quarterly basis commencing with the calendar quarter beginning after the Effective Date, WDAS  and HNVB shall determine in good faith the portion of the WGG Leased Space then occupied by the HNVB (the "HNVB OCCUPIED SPACE") for purposes of the payment obligations of the HNVB set forth in section 4.2 below.

          4.2  LEASE AND OTHER PAYMENTS.  The monthly rent payable by HNVB under the Intercompany Lease shall be equal to WDAS/WGA's monthly base rental payment for leasing the HNVB Occupied Space then occupied by the HNVB (as determined by WDAS  and

HNVB as required by Section 4.1 above).  In addition to the foregoing, the HNVB shall pay to WDAS , on a monthly basis after invoice from WDAS  (i) their proportionate share, based on the then current HNVB Occupied Space, of the monthly out-of-pocket cost to WDAS?WGA for all utilities (other than telephone and telecom services), taxes and maintenance, cleaning, security and repair fees paid by WDAS  with respect to the WGG Leased Space, (ii) their proportionate share, based on usage, of the monthly out-of-pocket cost to WDAS  for the provision of third party telephone and telecom services to the HNVB, and (iii) their proportionate share, based on the usage of the HNVB, of the monthly out-of-pocket cost to WDAS  for all capital equipment located at or on the WGG Leased Space (such as photocopy and facsimile equipment and leased appliances), PROVIDED, HOWEVER, that all telephones (including cellular telephones), personal computers and printers used by the HNVB and owned or leased by WDAS  shall be paid for by the HNVB based on the actual out-of-pocket cost to WDAS  for the provision of each such item to the HNVB.

          4.3  LEASE TERM.  The Intercompany Lease will continue on a month-to-month basis until terminated by WDAS  or HNVB on at least ninety (90) days prior written to the other parties.  HNVB may freely assign its rights and obligations under the Intercompany Lease to any affiliate or any Successor without the consent of WDAS .

ARTICLE V

SUPPORT SERVICES

          5.1  INTERCOMPANY SERVICES.  For a period not to exceed three (3) years from the Effective Date unless otherwise extended by WDAS and HNVB, WDAS  shall provide to HNVB, any legal, technical, consulting or other services requested from time to time by HNVB; PROVIDED, HOWEVER, that WDAS  personnel, at the time of such request, possess the requisite experience and knowledge necessary to provide such Intercompany Services and have reasonable time availability to provide such Intercompany Services within the time requested.  Any Intercompany Services provided by WDAS  that are legal in nature shall be at the direction of, and shall be supervised by, the Chief Legal Officer of HNVB.

          5.2  INTERCOMPANY SERVICES FEE.  HNVB shall pay for the Intercompany Services on a per project or assignment basis.  The fee shall be commercially reasonable and shall be negotiated in good faith by HNVB and WDAS.

          5.3  NO REQUIRED USE.  Nothing herein shall prohibit HNVB from engaging any other person to provide legal, technical, consulting or other services to HNVB.  Without limiting the generality of the foregoing, nothing herein shall prohibit HNVB from engaging any other Persons to perform any or all services that make up the Intercompany Services without first requesting WDAS  to provide such services.

ARTICLE VI

MISCELLANEOUS PROVISIONS

          6.1  WAIVER; MODIFICATION.  No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in writing and signed by each of the parties hereto or a duly authorized representative thereto.  No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          6.2  INVALIDITY.  If any provision of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable or invalid to any extent, the remainder of this Agreement shall not be affected thereby, and this Agreement shall be construed to the fullest extent possible as to give effect to the intentions of the provision found unenforceable or invalid.

          6.3  PARTIES IN INTEREST.  This Agreement may not be assigned by WDAS, WGG or WGA  without the prior written consent of HNVB (whether by a sale of all or substantially all of its assets, a change in control or by operation of law), which consent shall not be unreasonably withheld or delayed. This Agreement shall be binding upon the parties hereto and all Successors.

          6.4  EXPENSES.  Except as otherwise specifically provided for herein, each party hereto shall bear all expenses incurred by it in connection with this Agreement including, without limitation, the charges of its counsel, accountants and other experts.

          6.5  NOTICES.  All notices and other communications provided for hereunder shall be in writing and shall be delivered to each party hereto by hand or sent by reputable overnight courier, with receipt verified, or registered or certified mail, return receipt requested, addressed as follows:

                    If to WDAS:

  375 Park Ave., Suite 2607

   New York, NY 10152

                    If to WGA:

20 Cecil Street  #04-06 Equity Plaza,

Singapore 049705

     If to WGG:

200 S Biscayne Blvd., Suite 2790,

Miami, Florida, 33131

                    If to HNVB:

7473 W. Lake Mead Blvd. Suite 100

Las Vegas, Nevada

or at such other address as either party may specify by notice to the other party given as aforesaid.  Such notices shall be deemed to be effective when the same shall be deposited, postage prepaid, in the mail and/or when the same shall have been delivered by hand or overnight courier, as the case may be.  If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice may be deferred until, or may be taken or given on, the next business day.

          6.6  GOVERNING LAW.  The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflicts of law principles.

          6.7  COUNTERPARTS.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          6.8  HEADINGS.  All headings contained in this Agreement are for reference purposes only and shall not in any way effect the meaning or interpretation of any provision or provisions of this Agreement.

          6.9  INTEGRATION.  This Agreement, and the documents to be delivered in connection therewith, and the exhibits and schedules thereto, if any, set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior and contemporaneous agreements, promises, covenants, arrangements, understandings, communications, representations or warranties, whether oral or written, by any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.  No agreements or representations, whether written, oral, express or implied, with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement and the other documents to be delivered in connection herewith and therewith.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the 29th day of October, 2014.

World Assurance Group, Inc.            World Global Assets

By: /s/ Fabio Galdi

           By:  /s/ Gabriele Galdi

Name:    Fabio Galdi                         Name: Gabriele Galdi

Title:       Chief Executive Officer

Title:  President

Halton Universal Brands, Inc.

World Global Group, Inc.

By:   /s/ Alfonso Galdi

               By: /s/ Fabio Galdi

Name:    Alfonso Galdi

Name:  Fabio Galdi

Title:      Chief Financial Officer         Title:   President

EXHIBIT 17.1

TO:

 HALTON UNIVERSAL BRANDS INC.

Gentlemen:

EFFECTIVE IMMEDIATELY, I hereby tender my Resignation as President and CEO of the Company.

DATED:

October 29, 2014

/s/ Elena Shmarihina

ELENA SHMARIHINA

EXHIBIT 17.2

TO:

 HALTON UNIVERSAL BRANDS INC.

Gentlemen:

EFFECTIVE IMMEDIATELY, I hereby tender my Resignation as a Member of the Board of Directors of the Company.

DATED:

October 29, 2014

/s/ Elena Shmarihina

ELENA SHMARIHINA

EXHIBIT 17.3

TO:

 HALTON UNIVERSAL BRANDS INC.

Gentlemen:

EFFECTIVE IMMEDIATELY, I hereby tender my Resignation as Treasurer, Secretary, C.F.O., Principal Accounting Officer and Principal Financial Officer of the Company.

DATED:

October 29, 2014

/s/ Alexander Averchenko

ALEXANDER AVERCHENKO

EXHIBIT 17.4

TO:

 HALTON UNIVERSAL BRANDS INC.

Gentlemen:

EFFECTIVE IMMEDIATELY, I hereby tender my Resignation as a Member of the Board of Directors of the Company.

DATED:

October 29, 2014

/s/ Alexander Averchenko

ALEXANDER AVERCHENKO